Exhibit 32.1

CYCLE COUNTRY ACCESSORIES CORP.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cycle Country Accessories Corp. (the “Company”) on Form 10-Q/A for the three and nine months ended June 30, 2011 (the “Report”), I, Robert Davis, Interim Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 14, 2011

/s/ Robert Davis
Robert Davis
Chief Financial Officer, Chief Operating Officer, Interim Chief Executive Officer, Treasurer, Secretary and Director
(principal executive, financial and accounting officer)